UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 8, 2006

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21326	04-314-5961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 New Boston Street, Woburn, MA 01801
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:   781-932-6616

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.         Termination of a Material Definitive Agreement.

On September 8, 2006, the Registrant’s Vice President Research & Development, Carol Toth, resigned, effective September 22, 2006.  As a result of her resignation, Ms. Toth’s offer letter agreement and change in control, bonus and severance agreement, which were filed by the Registrant as Exhibits 10.1 and 10.2 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 19, 2004, will be terminated effective September 22, 2006.

Item 5.02:        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 8, 2006, the Registrant’s Vice President, Research & Development resigned, effective September 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANIKA THERAPEUTICS, INC.

September 11, 2006	By:	/s/ Charles H. Sherwood
Charles H. Sherwood, Ph.D.
Chief Executive Officer and President